Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q/A of IMPAC Medical Systems, Inc. for the quarterly period ended December 31, 2003 (the “Report”), I, Joseph K. Jachinowski, Chairman of the Board and Chief Executive Officer of IMPAC Medical Systems, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of IMPAC Medical Systems, Inc.

November 19, 2004	/s/ JOSEPH K. JACHINOWSKI
Joseph K. Jachinowski
Chairman of the Board, President and Chief Executive Officer